UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 24, 2006

GEORGE FOREMAN ENTERPRISES, INC.
(Exact name of Registrant as Specified in Charter)

Commission File Number: 000-26585

DELAWARE (State or Other Jurisdiction of Incorporation)	54-1811721 (I.R.S. Employer Identification No.)
100 N. WILKES-BARRE BLVD, 4TH FLOOR, WILKES-BARRE, PA (Address of Principal Executive Office)	18702 (Zip Code)
Issuer’s telephone number, including area code (570) 822-6277

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUING LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On November 24, 2006, the registrant received an OTCBB Delinquency Notification stating that, because it is delinquent with respect to the filing of its Quarterly Report on Form 10-QSB for the quarter ended September 30, 2006, the registrant will, pursuant to NASD Rule 6530, be ineligible for quotation on the OTC Bulletin Board and will be removed therefrom effective December 26, 2006, unless such delinquency is cured by December 21, 2006.

On December 20, 2006, the registrant requested a hearing to appeal the determination set forth in such Notification, with the expectation that any removal from the OTC Bulletin Board will be stayed pending such hearing. However, there can be no assurance that the appeal will result in a determination favorable to the registrant.

The registrant is working with its independent accountants to complete its Quarterly Report on Form 10-QSB for the quarter ended September 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GEORGE FOREMAN ENTERPRISES, INC.
By	/s/ Jeremy Anderson
Jeremy Anderson
Chief Financial Officer
December 20, 2006